     Exhibit 99.1

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Year Ended December 31, 2016

Stainless-Steel Operations of Marcegaglia USA, Inc
Carve-Out Financial Statements
December 31, 2016

Table of Contents

Independent Auditors' Report	1

Carve-Out Financial Statements:

Balance Sheet	2

Statement of Operations	3

Statement of Invested Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6-12

Independent Auditors' Report

Board of Directors
Synalloy Corporation
Glen Allen, Virginia

We have audited the accompanying carve-out financial statements of the Stainless-Steel Operations of Marcegaglia USA, Inc., which comprise the balance sheet as of December 31, 2016, and the related statements of operations, invested equity, and cash flows for the year ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stainless-Steel Operations of Marcegaglia USA, Inc. as of December 31, 2016, and the results of its operations and its cash flows for the year ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

Other Matter

As described in Note 1, the financial statements referred to above have been prepared from the historical accounting records of Marcegaglia USA, Inc. and are presented on a carve-out basis to include the historical financial position, results of operations and cash flows of the Stainless-Steel Operations of Marcegaglia USA, Inc. Note 1 to the financial statements describes the methods used to carve-out the Stainless-Steel Operations from the Marcegaglia USA, Inc. historical accounting records which are integral to understanding the Stainless-Steel Operations of Marcegaglia USA, Inc. financial statements.

/s/ Mazars USA LLP
Mazars USA LLP

Fort Washington, Pennsylvania
May 15, 2017

Stainless-Steel Operations of Marcegaglia USA, Inc
Carve-Out Financial Statements
Balance Sheet
December 31, 2016

2016
Current Assets:
Cash and cash equivalents	$—
Accounts receivable, net	3,578,462
Inventories, net	15,705,824
Prepaid and other current assets	106,886

Total Current Assets	19,391,172

Property and equipment, net	8,760,843

Total Assets	$28,152,015

Current Liabilities:
Accounts payable and other current liabilities	$2,974,921
Accrued payroll costs	44,955
Line of credit	2,847,760

Total Current Liabilities	5,867,636

Invested Equity:
Net contribution from Parent	22,284,379

Total Invested Equity	22,284,379

Total Liabilities and Invested Equity	$28,152,015

The accompanying notes are an integral part of these financial statements.

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Statement of Operations
For the Year Ended December 31, 2016

2016

Sales	$23,025,377

Cost of sales	23,771,429

Gross loss	(746,052)

Selling, general and administrative expense	2,170,200

Loss from operations	(2,916,252)

Interest expense	(105,230)

Loss before income taxes	(3,021,482)

Income tax benefit	—

Net loss	$(3,021,482)

The accompanying notes are an integral part of these financial statements.

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Statement of Invested Equity
For the Year Ended December 31, 2016

Net contribution from Parent

Balance December 31, 2015	$21,862,501

Net loss	(3,021,482)

Net contribution from Parent	3,443,360

Balance December 31, 2016	$22,284,379

The accompanying notes are an integral part of these financial statements.

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Statement of Cash Flows
For the Year Ended December 31, 2016
2016
Cash flows from operating activities:
Net loss	$(3,021,482)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation	908,869
Bad debt expense	(3,344)
Changes in operating assets and liabilities:
Accounts receivable	402,171
Inventories, net	(124,706)
Prepaid and other current assets	274,769
Accounts payable and other current liabilities	(390,840)
Accrued payroll costs	(78,161)
Net cash used in operating activities	(2,032,724)

Cash flows from investing activities:
Purchases of property and equipment	(1,044,041)
Net cash used in investing activities	(1,044,041)

Cash flows from financing activities:
Payments on lines of credit	(366,595)
Net distributions from Parent	3,443,360
Net cash provided by financing activities	3,076,765

Net increase (decrease)	—

Cash, at beginning of year	—
Cash, at end of year	$—

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$105,230

The accompanying notes are an integral part of these financial statements.

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

1. Organization, Business and Summary of Significant Accounting Policies
The accompanying carve-out financial statements represent the financial position and results of operations of the stainless-steel pipe and tubing operations, excluding it’s galvanized and ornamental operations (the “Stainless-Steel Operations”) of Marcegaglia USA, Inc. (“MUSA”), a Pennsylvania corporation, and a wholly-owned subsidiary of Marcegaglia Specialties S.r.l. (the “Parent”). MUSA’s principal business activity is manufacturing stainless-steel, galvanized, and ornamental pipe and tubing, which is distributed to businesses primarily in North America. The galvanized and ornamental pipe and tubing operations have been omitted from the Stainless-Steel Operations carve-out financial statements. On February 28, 2017, Synalloy Corporation (the “Company”) through its subsidiary Bristol Metals, LLC, acquired the Stainless-Steel Operations of MUSA. The operations were acquired in the form of an Asset Purchase Agreement.

The accompanying carve-out financial statements are presented in accordance with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the carve-out financial statements. These financial statements have been prepared from MUSA’s historical accounting records and are presented on a carve-out basis to include the historical results of operations, financial position, and cash flows applicable to the Stainless-Steel Operations of MUSA. These financial statements may not necessarily be indicative of the historical results that would have been obtained if the Stainless-Steel Operations had been a separate company during the periods presented or the results that may be obtained in the future. Because the Stainless-Steel Operations of MUSA are not a separate legal entity, the Parent’s net investment is shown in lieu of stockholder’s equity in the financial statements and represents the net balance of assets of the Stainless-Steel Operations of MUSA over its liabilities.

Components of the carve-out financial statements were determined using the following methodology. Sales, accounts receivable, and inventory of the Stainless-Steel Operations were determined based on specific identification of the product group. Accounts payable relating to material and gases were determined based on specific identification, payables relating to supplies excluding gases were allocated based on estimates of relative time, materials and services used to produce a stainless-steel product and payables relating to selling, general and administrative were allocated based on relative gross sales of stainless-steel products to all products. Cost of sales were allocated based on relative percentages of quantities of products sold. Labor, consumables, and repair and maintenance costs were allocated based on estimates of relative time, materials and services used to produce a stainless-steel product. Selling, general and administrative expenses were allocated based on relative gross sales of stainless-steel products to all products. Property and equipment including depreciation and amortization expense were first determined based on specific identification of machinery and equipment of the Stainless-Steel Operations. Depreciation and amortization on shared property and equipment were allocated based on percentage of resources used. Debt and interest expense were allocated based on total cost, excluding interest and depreciation of the Stainless-Steel Operations to the total operations.

All the allocations and estimates in these financial statements are based on assumptions that Company management believe are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Stainless-Steel Operations had been operated as a separate entity.

The summary of significant accounting policies of the Stainless-Steel Operations is presented to assist in understanding the Company’s carve-out financial statements. The financial statements are representations of the Company’s management who is responsible for the integrity and objectivity of the carve-out financial statements of the Stainless-Steel Operations of MUSA.

Revenue Recognition
The Stainless-Steel Operations recognizes revenue at the time of shipment and passage of title for sales of products. Deferred revenue is recorded when advance billings are received but shipment and passage of title

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

for the sold product has not occurred. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Estimates
The preparation of the carve-out financial statements of the Stainless-Steel Operations of MUSA in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts and disclosures in the carve-out financial statements. Actual results could materially differ from those estimates. Significant estimates relate to the bad debt valuation allowance, stating inventories at the lower of cost or market (see Note 2), and allocation methods used to carve-out the assets, liabilities, revenues and expenses of the Stainless-Steel Operations.

Cash
The Company places its cash with financial institutions which management considers being of high quality. The Company maintains its cash in noninterest-bearing accounts that are insured by the Federal Deposit Insurance Company (“FDIC”) up to $250,000. The Company’s deposits may, from time to time, exceed the $250,000 limit; however, management believes that there is no unusual risk present, as the Company places its cash with financial institutions which management considers being of high quality. The Company’s Stainless-Steel Operations had no cash balance as of December 31, 2016.

Accounts Receivable
Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectable amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status and aging of individual accounts. Balances which are outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. The Stainless-Steel Operations’ allowance for uncollectable accounts was $32,875 at December 31, 2016.

The Stainless-Steel Operations had three customers in 2016 that accounted for 39%, 13% and 12% of 2016 gross sales. Accounts receivable from these customers amounted to $2,102,327, $0, and $161,569, respectively at December 31, 2016.

Inventories
Inventories are stated at the lower of cost or market, with cost determined using the weighted-average cost method (see Note 2).

Property and Equipment
Property and equipment are stated at cost including expenditures for additions and major improvements less accumulated depreciation. Maintenance and repairs which are not considered to extend the useful lives of assets are charged to operations as incurred. The cost of assets sold or retired and the related accumulated depreciation are removed from the accounts and any resulting gains or losses are reflected in operating results for the year.

Depreciation of property and equipment is computed using the straight-line method at rates intended to distribute the cost of the assets (net of estimated salvage value) over their estimated useful lives as follows:

Machinery and equipment	10 years
Rolls	10 years
Vehicles	5 years
Computer equipment and furniture and fixtures	3 years

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

Management reviews property and equipment for impairment based on the presence of operating losses or other impairment indicators. Management has determined that no impairment existed as of December 31, 2016 for the Stainless-Steel Operations property and equipment.

Shipping and Handling Fees and Costs
Shipping and handling costs incurred are included in cost of sales which amounted to $833,892 at December 31, 2016 for the Company’s Stainless-Steel Operations.

Debt and Invested Equity
The collateralized revolving line of credit (“Wells Fargo”) debt is used to fund the working capital needs of the company. This debt and the associated interest has been allocated to the Stainless-Steel Operations of Marcegaglia USA, Inc. MUSA also has International lines of credit guaranteed by the Parent. The international debt and interest has been excluded from the carve-out financial statements. This debt is not guaranteed or collateralized by MUSA nor will any proceeds from a sale of the carve-out entity be used to retire any portion of the international debt.

Invested equity represents the contributions from the Parent required to fund the operations and the net losses. For the year ending 2016 contributions from the parent was $3,443,360. This amount is presented as net contributions from the Parent in the accompanying statement of cash flows. Without the support of the Parent there would have been substantial doubt that the Stainless-Steel Operations could have met its obligations.

Income Taxes
The provision for income taxes is calculated as if the Stainless-Steel Operations completed a separate tax return apart from MUSA, although these operations were included in the MUSA U.S. federal and state income tax returns. Deferred taxes are provided for temporary differences between financial and tax reporting. The primary differences are in the basis of inventories and property and equipment and the differences in the timing of deductibility of certain accrued expenses and the allowance for doubtful accounts between financial and income tax reporting. The deferred tax assets and the liabilities represent the future income tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses and tax credits that are available to offset future federal and state taxable income. The Stainless-Steel Operations recognizes deferred tax assets to the extent the Stainless-Steel Operations believes these assets are more likely than not to be realized. In making such a determination, all available positive and negative evidence is considered, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and results of recent operations. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

The Stainless-Steel Operations follows the methodology set forth in Accounting Standards Codification (“ASC”) 740-10, Accounting for Uncertainty in Income Taxes. This prescribes a minimum recognition threshold and measurement methodology that a tax position taken or expected to be taken in a tax return is required to meet before being recognized in the financial statements. It also provides guidance for financial statement treatment in terms of derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition accounting.

2.	Inventories
Historical adjustments to inventory reserves to adjust inventories to the lower of cost or market and to record allowances for obsolescence and special alloys (primarily nickel) have historically resulted in large fluctuations in net income. For the year ending December 31, 2016, the Stainless-Steel Operations did not record a charge to cost of sales of to adjust inventories to lower of cost or market.

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

It is at least reasonably possible that the estimates used by the Stainless-Steel Operations to determine its provision for inventory losses will be materially different from the actual amounts or results, which could have a materially adverse effect on the Stainless-Steel Operations’ results of operations and financial condition in the near term.

Inventories of the Stainless-Steel Operations consist of the following:

December 31,	2016

Raw materials	$6,371,546
Work-in-process	931,743
Finished goods	6,972,048
Supplies	1,430,487

15,705,824
Less: inventory reserves	—

Inventories	$15,705,824

3.	Property and Equipment

Property and equipment and accumulated depreciation of the Stainless-Steel Operations consisted of the following:

December 31,	2016

Machinery and equipment	$50,869,007
Rolls	3,573,915
Vehicles	35,661
Computer equipment	69,813
Asset under construction	3,526

54,551,922
Less: Accumulated depreciation	(45,791,079)

Total property and equipment, net	$8,760,843

4.	Lines of Credit
In September 2014, MUSA amended its existing credit agreement. The Company has a collateralized revolving line-of-credit facility with a bank which expires in June 2017. Borrowings on the line are limited to eligible accounts receivable, inventories, machinery and equipment and real estate as defined, based on a credit and security agreement with the bank. The portion of this debt allocated to the Stainless-Steel Operations was$2,847,760 at December 31, 2016. The agreement provides for a $25 million revolving line of credit to MUSA. Borrowings are collateralized by certain assets of MUSA, as defined, and are guaranteed by the Parent. The interest rate is based on LIBOR and was 4.00% at December 31, 2016.

5.	Accounts Payable and Other Current Liabilities

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

Accounts payable and other current liabilities of the Company’s Stainless-Steel Operations consist of the following:

December 31,	2016

Accounts payable-trade	$2,956,046
Accrued expenses	18,875

Accounts payable and other current liabilities	$2,974,921

6.	Retirement Plans
The Stainless-Steel Operations contribute to the Steelworkers’ Pension Trust (a multi-employer defined benefit plan). This plan calls for monthly contributions based upon total gross monthly wages payable to the covered employees of the Stainless-Steel Operations. Total required contributions to the plan were $69,983 for the year ended December 31, 2016. There are no current intentions of withdrawing from this plan. Stainless-Steel Operations’ contributions to the plan amount to less than 1% of overall contributions made by all employers. The plan identifying number is 23-6648508. The current agreement to contribute to the plan expires on September 30, 2017.

The most recent Pension Protection Act (PPA) zone status is based on information that the Company received from the plan and is certified by the plan’s actuary. At December 31, 2016, the plan has a Pension Protection Act zone status of green, meaning the plan is at least 80% funded.

Prior to contributing to the Steelworkers’ Pension Trust, MUSA sponsored a defined benefit plan. Employees covered under that plan continue to receive benefits earned for services rendered under the previous plan through June 30, 1999. Benefits earned after June 30, 1999 are accrued under the Steelworkers’ Pension Trust. The liability under this defined benefit plan sponsored by MUSA has not been allocated to the Stainless-Steel Operations and has not been presented in the accompanying balance sheets since the obligation is and will remain with MUSA. For the expense related to this defined benefit plan the Stainless-Steel Operations is utilizing a multiemployer approach which analogizes to the guidance in ASC 715-80-35-1 on multiemployer plans, as further described in ASC 715-30-55-62 through 55-64. This guidance describes accounting similar to the accounting a subsidiary would use in its stand-alone financial statements if it participates in a defined benefit plan sponsored by a parent entity for which the plan assets are not segregated and restricted for each participating subsidiary. The contributions allocable to the Stainless-Steel Operations made to the defined benefit plan sponsored by MUSA were $64,975 for the year ended December 31, 2016 and are included in Selling, General and Administrative expenses in the accompanying statement of operations.

Employee Savings and Security Plan
MUSA sponsors a contributory defined contribution plan established under Section 401(k) of the Internal Revenue Code. Participation in the plan has been extended to all employees and is designed to provide participants with an opportunity for pretax savings for retirement. The Plan provides for contributions by employees in the form of voluntary salary reductions, with a 60% MUSA match on the first 10% of compensation contributed by each non-bargaining unit participant. MUSA does not match contributions for bargaining unit employees. Allocated contributions were $25,983 for the year ended December 31, 2016.

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

7.	Income Taxes
Taxable income and / or loss generated by the Stainless-Steel Operations has been included in the federal income tax returns of MUSA and its state income tax returns. Income taxes have been allocated to the Stainless-Steel Operations in the accompanying financial statements as if the Company were held in a separate corporation which filed separate income tax returns. Management believes the assumptions underlying its allocation of income taxes on a separate return basis are reasonable. However, the amounts allocated for income taxes in the accompanying financial statements are not necessarily indicative of the actual amount of income taxes that would have been recorded had the Company been held within a separate stand-alone entity.

A reconciliation of the income tax provision computed at statutory rates to the reported income tax provision is as follows:

12/31/2016

Statutory tax rate	35.41%
Loss before income taxes	$(3,021,482)

Expected income tax recovery	(1,069,979)
Permanent items	2,408
Increase in valuation allowance	1,067,571

Income tax expense	$—

The significant components of the Company’s deferred income tax assets and liabilities after applying enacted corporate tax rates are as follows:

12/31/2016
Deferred Tax Assets
Net Operating Losses	$5,217,547
Reserves	243,338
Other	14,417

Total Deferred Tax Assets	5,475,302

Deferred Tax Liabilities
Property and equipment	(653,221)

Net deferred tax assets - before valuation allowance	4,822,081
Valuation allowance	(4,822,081)

Net deferred tax assets	$—

Gross deferred tax assets as of December 31, 2016 include $14.7 million of federal and state net operating loss carryforwards, determined on a separate return basis, which would begin to expire in 2025 through 2035. A

Stainless-Steel Operations of Marcegaglia USA, Inc.
Carve-Out Financial Statements
Notes to Financial Statements
Year Ended December 31, 2016

valuation allowance has been recorded on the net deferred tax assets because the realizability of such tax benefits on a separate return basis is not more likely than not.

8.	Commitments and Contingencies
Stainless-Steel Operations is involved in various legal actions, arising in the normal course of business. While it is not possible to determine with certainty the outcome of these matters, in the opinion of management, the eventual resolution of the claims and actions outstanding will not have a material adverse effect on the Stainless-Steel Operations’ financial position or operating results.

9.	Sales Transaction
On December 9, 2016, the Company entered into an Asset Purchase Agreement with Marcegaglia USA, Inc. (Seller) to purchase specific assets and liabilities associated with their stainless-steel pipe and tube operations. The purchase price is for $8,500,000 plus the replacement value of the inventory as defined in the agreement. The seller will also have the potential to receive earn-out payments of 3% on specific revenue for four years from closing, with a minimum earn-out of $3,000,000. The purchase closed on February 28, 2017.

10.	Subsequent events
Management has evaluated subsequent events through May 15, 2017, the date of filing this Form 8-K/A.